Exhibit 10.2

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment is entered into this 3rd day of April, 2020 (the " Effective Date") and amends the Employment Agreement ("the Agreement") dated May 15, 2019 by and between John F. Hartner (hereinafter referred to as "Executive") and The ExOne Company ("ExOne"), a company duly organized under the laws of Delaware and having its principal office at 127 Industry Boulevard, North Huntingdon, PA,15642, U.S.A.

WHEREAS, Executive and ExOne entered into the Agreement; and

WHEREAS, Executive and ExOne wish to amend the Agreement with this First Amendment in light of the financial challenges caused by the COVID-19 pandemic; and

NOW, THEREFORE in consideration of the promises and mutual covenants contained herein and intending to be bound, the parties agree as follows:

The entire Agreement shall continue in effect in its present form with the sole exception that with respect to the language in Section 4.01 Base Salary, Executive and ExOne hereby agree to reduce the Executive’s base salary by 20%, to $300,000, for the second quarter of fiscal year 2020, effective April 6, 2020, and thereafter as mutually agreed by the parties.

There are no additional modifications to the remaining sections or provisions of the Agreement.

This First Amendment is executed in writing pursuant to Section 10.02 of the Agreement and such amendment is effective upon the signatures of both parties below.

The Agreement, as amended by this First Amendment, constitutes the entire agreement between the parties with respect to the subject matter thereof and hereof, and supersedes all previous representations, agreements, understandings and negotiations with respect thereto.

This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Agreement.

THE EXONE COMPANY

By:	/s/ John F. Hartner	By:	/s/ Loretta L. Benec
	John F. Hartner		Loretta L. Benec
General Counsel & Corporate Secretary
April 3, 2020

{CGAL3268.1}